                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 11, 2001




                             BEECHPORT CAPITAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Colorado                    33-31067                    84-1137359
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



 132 South Third Street, Oakdale, CA                                95361
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:            (209) 848-3900
                                                     ---------------------------


                    750 Prospect Ave., Cleveland, Ohio 44115
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF THE REGISTRANT. Pursuant to the Share Exchange Agreement, as discussed in Item 2, below, Gary M. De Laurentiis, the President, CEO, a director and the largest former shareholder of Itec International Technologies, Inc. ("Itec"), became the President and a director of the Registrant, and now owns approximately 23.54% of the voting securities of the Registrant. In addition two Itec officers and directors, Andrea Videtta and Lisa Fitzpatrick, became Vice-Presidents and directors of the Registrant and now respectively own approximately 5.92% and 4.65% of the voting securities of the Registrant. In addition, Glenwood Marketing Association, the second largest former shareholder of Itec, now owns approximately 13.30% of the voting securities of the Registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

AGREEMENT AND PLAN OF REORGANIZATION. Effective May 11, 2001, the Registrant acquired a controlling interest in Itec pursuant to a Share Exchange Agreement dated May 4, 2001 by and between the Registrant and Itec. The Registrant has since acquired all the issued and outstanding shares of common stock of Itec in exchange for a total of 6,651,987 shares of the Registrant's restricted common stock (the "Share Exchange"). The 30 former shareholders of Itec now own approximately 66.5% of the 10,000,000 issued and outstanding shares of the Registrant's common stock, and the Registrant owns 100% of the issued and outstanding shares of Itec's common stock. By virtue of the Share Exchange, Itec becomes a wholly-owned subsidiary of the Registrant.

Itec was incorporated in 2000 to develop and commercialize new technologies that are economically and environmentally sound. Itec's objective is to become the dominant worldwide supplier of oil and agricultural chemical container recycling equipment and related systems. Itec has developed a unique system for recycling oil and pesticide containers called ECO2.

RESIGNATIONS AND APPOINTMENT OF DIRECTORS. Pursuant to the Share Exchange Agreement, the officers and directors of the Registrant resigned their respective positions. Pursuant to the Share Exchange Agreement, Gary M. De Laurentiis, Andrea J. Videtta and Lisa A. Fitzpatrick became members of the Registrant's Board of Directors. Biographies of the Registrant's new officers and directors follow:

Gary De Laurentiis (age 56), President and Director - Mr. De Laurentiis previously served as President of Fixcor Industries International and its wholly owned subsidiary, Pallet Technology. In this role he supervised the construction of and managed operations of plastic recycling and pallet manufacturing operations in Ohio and Florida. Mr. De Laurentiis' background includes the founding and executive management of manufacturing companies engaged in electronics, recycling and plastics molding. He has supervised the construction of two recycling plants in China and one plant in Mexico, all funded through government grants.

Andrea Videtta (age 41), Vice President and Director - Mr. Videtta is currently the Director of the Center for Economic and Territorial Modification ("CESMET") in Naples, Italy. CESMET is a private company working with government and industry in city planning, economic development and environmental protection. Over the past 10 years, he has completed many management and research assignments focused on the regional development of Southern Italy. Mr. Videtta has also published books and articles on regional economic development. He holds a Degree in Architecture from the University of Naples and is fluent in Italian and English.

Lisa Ann Marie Fitzpatrick (age 34), Vice President and Director - Ms. Fitzpatrick is the former project manager for Fixcor Recovery Systems where she managed the program of seeking and administering government grants. In addition she has served as the Administrative Manager of Pallet Technology where she supervised customer service, order-entry and inventory control.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements of Itec International Technologies, Inc. are being provided herewith, commencing on page F-1, which page follows the signature page.

         (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith, commencing on page P-1 following the financial statements

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.       Description

               2.1 Share Exchange Agreement dated May 4, 2001 by and between the Registrant and Itec International Technologies, Inc. (filed herewith).

                          INDEX TO FINANCIAL STATEMENTS

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)


                              FINANCIAL STATEMENTS

                                      with

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         Report of Independent Certified Public Accountants                     F-2

         Financial Statements:

                  Balance Sheet                                                 F-3

                  Statement of Operations                                       F-4

                  Statement of Changes in  Stockholders'
                   (Deficit)                                                    F-5

                  Statement of Cash Flows                                       F-6

                  Notes to Financial Statements                                 F-7

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of ITEC International Technologies, Inc. (a Development-Stage Company) as of December 31, 2000, and the related statements of operations, stockholders' (deficit) and cash flows from March 28, 2000 (date of inception) through December 31, 2000. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of ITEC International Technologies, Inc. as of December 31, 2000, and the results of its operations, changes in its stockholders' (deficit) and its cash flows for the period from March 28, 2000 (date of inception) through December 31, 2000 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of this uncertainty.




                              Schumacher & Associates, Inc.
                              Certified Public Accountants
                              2525 Fifteenth Street, Suite 3H
                              Denver, CO 80211

April 3, 2001

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                                  BALANCE SHEET
                                December 31, 2000

                                                     ASSETS
Current Assets:
  Cash                                                                              $   284,077
                                                                                    -----------
         Total Current Assets                                                           284,077

Note receivable, officer, net of
 allowance for doubtful account
 of $168,815                                                                                 --
Prepaid interest                                                                         65,505
Equipment deposit fee                                                                    15,000
Prepaid license fee                                                                      33,333
                                                                                    -----------

TOTAL ASSETS                                                                        $   397,915
                                                                                    ===========


                                       LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
 Accounts payable and accrued
  expenses                                                                          $    58,073
 Advances from stockholders                                                             443,476
 Note payable GMA                                                                     1,100,000
 Other                                                                                    5,027
                                                                                    -----------
         Total Current Liabilities                                                    1,606,576
                                                                                    -----------

TOTAL LIABILITIES                                                                     1,606,576
                                                                                    -----------

Stockholders' (Deficit):

  Common stock, no par value,
   1,000 shares authorized,
   1,000 issued and outstanding                                                           1,000
  (Deficit) accumulated during
    development stage                                                                (1,209,661)
                                                                                    -----------

TOTAL STOCKHOLDERS' (DEFICIT)                                                        (1,208,661)
                                                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                                       $   397,915
                                                                                    ===========




The accompanying notes are an integral part of the financial statements.

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                             STATEMENT OF OPERATIONS

                       For the Period From March 28, 2000
                           (date of inception) through
                                December 31, 2000




Revenue                                     $        --
                                            -----------

Expenses:
        Consulting fees                         120,000
        Legal and accounting                     61,917
        Officers' salaries                      281,648
        Travel                                  220,560
        Insurance                                10,153
        Payroll taxes                            13,637
        Research and development                 39,000
        Allowance for doubtful account          168,815
        Other                                    54,379
                                            -----------
                                                970,109
Net operating income (loss)                    (970,109)

Other (expense):
        Debt placement cost                    (200,000)
        Interest (expense)                      (39,552)
                                            -----------

Net (Loss)                                  $(1,209,661)
                                            ===========

Per Share                                   $ (1,209.66)
                                            ===========

Weighted Average Shares Outstanding               1,000
                                            ===========






The accompanying notes are an integral part of the financial statements.

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)

         For the Period from March 28, 2000 (date of inception) through
                                December 31, 2000



                                                                       Additional
                                       Common            Stock           Paid-in        Accumulated
                                     No./Shares         Amount           Capital         (Deficit)            Total
                                     -----------      -----------      -----------      -----------       -----------

Balance at March 28, 2000
(date of inception)                  $        --      $        --      $        --     $         --      $        --

Common stock issued at $1.00               1,000            1,000                                              1,000

Net (loss) for the period ended
December 31, 2000                             --               --               --       (1,209,661)      (1,209,661)
                                     -----------      -----------      -----------     ------------       ----------

Balance at December 31, 2000               1,000      $     1,000      $               $ (1,209,661)      $(1,208,661)
                                     ===========      ===========      ===========     ============       ===========


The accompanying notes are an integral part of the financial statements.

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                            STATEMENTS OF CASH FLOWS

         For the Period From March 28, 2000 (date of inception)
                           through December 31, 2000


Cash Flows from Operating Activities:
 Net income (loss)                               $(1,209,661)
  Adjustment to reconcile net income
   (loss) to net cash provided by
   operating activities:
    Increase in accounts payable,
         accrued expenses and other                   63,100
    Allowance for doubtful account                   168,815
    (Increase) in other assets                      (113,838)
                                                 -----------

Net Cash (Used in) Operating
 Activities                                       (1,091,584)
                                                 -----------


Cash Flows from Investing Activities:

Net Cash Provided by Investing
 Activities                                               --


Cash Flows from Financing Activities:
 Proceeds from notes and advances
  payable                                          1,543,476
 (Advance to) officer                               (168,815)
 Issuance of common stock                              1,000
                                                 -----------

Net Cash Provided by Financing
 Activities                                        1,375,661
                                                 -----------

Increase in Cash                                     284,077

Cash, Beginning of Period                                 --
                                                 -----------

Cash, End of Period                              $   284,077
                                                 ===========

Interest Paid                                    $    39,552
                                                 ===========

Income Taxes Paid                                $
                                                 ===========



The accompanying notes are an integral part of the financial statements.

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

(1)      Summary of Significant Accounting Policies

         This summary of significant accounting policies of ITEC International Technologies, Inc. (Company) is presented to assist in understanding the Company's financial statements and are stated in United States dollars. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements.

         (a)      General

         The Company was incorporated under the laws of the State of Delaware on March 28, 2000. The Company was formed for the purpose of acquiring certain patented technology and the development of a worldwide market for its usage. The Company's business plan is to attempt to build on the foundation of the patented technology and proprietary equipment and to form strategic alliances and a management team to become a worldwide supplier of oil and agricultural chemical container recycling equipment and related systems. The Company's initial marketing of the technology will be concentrated in Italy but is intending to market in the future in the United States and other countries. The Company has elected to use a December 31 year end. The Company is considered to be a development stage company since planned principal operations have not yet commenced.

         (b)      Per Share Information

         Per share information is determined using the weighted average number of shares outstanding.

         (c)      Furniture and Equipment

         Furniture and equipment will be carried at cost, net of accumulated depreciation. Depreciation will be computed using straight-line methods over estimated useful lives of the assets ranging from five to seven years.

         (d)      Revenue and Expense Recognition

         As of December 31, 2000, the Company had no earned revenue. The Company intends to recognize revenues from sales of equipment upon delivery. The Company intends to contract with others for the manufacturing of the equipment. General and administrative expenses and the costs of advertising are expensed as incurred.

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

(1)      Summary of Significant Accounting Policies, Continued

         (e)      Concentrations

         Financial instruments that potentially subject the company to concentrations of credit risk consist principally of temporary cash investments and cash equivalents and trade accounts receivables. At December 31, 2000, the Company had no amounts of cash or cash equivalents in U.S. financial institutions in excess of amounts insured by agencies of the U.S. Government. At December 31, 2000, approximately $200,000 of the cash was deposited in foreign bank accounts not covered by F.D.I.C. insurance. See note 3. At December 31, 2000 the Company had no trade receivables. Initial trade receivables are expected to be principally from customers in Italy. Since initial anticipated customers will be from one geographic location, a concentration of credit risk could exist due to potential changes in economic activity in that area. The Company does not require collateral for its trade accounts receivables.

         (f)      Cash Equivalents

         The Company considers all short term investments in securities that mature in 90 days or less to be cash equivalents.

         (h)      Allowance for Doubtful Accounts

         Based on collection experience of the Company, no allowance for doubtful accounts has been provided. Historically the Company has never had any material amounts of uncollectible accounts.

         (i)      Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

(1)      Summary of Significant Accounting Policies, Continued

         Geographic Area of Operations

         The Company operates its business principally in Italy. The potential for severe financial impact can result from negative effects of economic conditions within the markets or geographic areas. Since the Company's business is principally in one area, this concentration of operations results in an associated risk and uncertainty.

(2)      Basis of Presentation - Going Concern

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has a net capital deficiency that raises substantial doubt about the Company's ability to continue as a going concern. Management is attempting to raise additional capital.

         In view of these matters, continuing as a going concern is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations or completion of a successful business combination. Management believes that actions planned and presently being taken to raise additional capital provide the opportunity for the Company to continue as a going concern.

(3)      Common Stock

         The Articles of Incorporation of the Company authorize issuance of a maximum of 1,000 shares of no par value common stock. At December 31, 2000, 1,000 shares of common stock were issued and outstanding.

         On April 1, 2000 the Company entered into stock subscriptions agreements for the issuance of 1,000 shares at $1.00 per share.

         On July 3, 2000 the Company's Board of Directors approved the Company entering into loan/investment agreements with various Italian investors not to exceed $875,000. The Board also authorized the payment of a 10% commission on the funds raised by the loan/investment agreements. The term of the loans as agreed to by the Board would be three years. Interest would be payable monthly with the total principal due in three years. The investors would have the right to participate in

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

(3)      Common Stock, Continued

         future issuances of common stock on a pro rata basis, except that this provision shall not apply prior to a business combination transaction in which the common stock of the Company would become publicly traded, or if the Company consummates an initial public offering.

         On July 15, 2000, the Board also authorized the issuance of up to 15% of the Company's common stock to the various Italian investors.

         In lieu of the Company entering into loan/investment agreements described above, a revised agreement between the Company's President and the Italian investors was used which allowed participants in the Italian GPDP Program to make loans at a rate of $5,500 per share of ITEC common stock. Funds thus generated (approximately $443,500) are to be repaid when ITEC becomes a public company. Upon repayment of the advances, the investors would retain their stock ownership. To comply with various Italian regulations, the Company's President personally issued shares of the Company's common stock to the Italian investors. The funds advanced from the investors were deposited in accounts in the Company's President's name and the advances were to the Company's President. Due to the substance of the transaction over its form, the transactions have been shown as ITEC transactions with the cash balances and advances payable recorded on the Company's financial statements. The Company's President has represented that the funds received are assets of ITEC and ITEC has assumed the related obligations.

(4)      Notes Payable

         The Company entered into an agreement with Glenwood Marketing Associates, Inc. (GMA) effective April 25, 2000 whereby GMA agreed to lend $1,100,000 to the Company. From the $1,100,000 loan the Company agreed to pay $200,000 of capital formation fees to GMA. The loan bears interest at 10% per annum payable in monthly interest only payments for the 36 month term of the loan. The Company agreed to amend its articles of incorporation so as to allow the issuance of a preemptive and preferential right to purchase shares pursuant to Board of Director approval. The Company agreed to promulgate a Board resolution to convey to GMA 20% of the Company's issued and outstanding common stock and further that the Board shall vest GMA with preferential rights to acquire additional shares, at no cost to GMA, when additional shares are issued, so as to maintain GMA's stock ownership position at 20% of the issued and outstanding common stock. GMA's interest shall be non-diluted, except that this provision shall not apply if the

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

(4)      Notes Payable, Continued

         Company's common stock becomes publicly traded.

         The Company agreed, pursuant to this agreement, to pay GMA a $20,000 per month consulting fee for 24 months, to allow GMA to appoint one member of the Company's Board and to grant GMA a first right of refusal on leasing of all machines built by the manufacturer of the equipment related to the license agreement.

         According to the terms of the agreement, the Company will become publicly traded within twelve months of the loan agreement at which time all the officers and directors of the Company will agree to a two year lock up of their Company stock. GMA agreed to convert the debt to preferred stock upon ITEC becoming a public company. The preferred stock will contain provisions for redemption suitable to both parties.

         The Company also agreed that at least two of the Company's Board members would approve verbally any Company expenditure of more than $5,000.

         The Company has also conveyed a covenant, so long as GMA acts in accordance with the terms of the agreement, to hold GMA harmless from any and all claims that may accrue and to indemnify and hold GMA harmless from any and all losses, claims, liabilities and expenses, including reasonable costs of investigation, counsel fees and disbursements, which may be imposed upon or incurred by GMA with the conduct of its own business with the Company.

(5)      Leases

         Effective November 1, 2000 the Company entered into a sub-lease agreement for office facilities in Ohio. The Company is no longer using this office facility. Under the terms of the sub-lease, the Company agreed to pay monthly sub-lease payments of approximately $2,300 for the first 22 months and approximately $2,430 per month for the remaining 24 months of the sub-lease term.

         Future minimum rentals under this operating sub-lease are as follows:


           Year Ending December 31,

                   2001                                        $ 27,612
                   2002                                          28,126
                   2003                                          29,155
                   2004                                          19,437
                                                               --------
                   Total                                       $104,330
                                                               ========

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

(6)      Technology License

         Effective June 30, 2000, the Company entered into a five year patent license agreement with Honeywell International, Inc. (Honeywell) whereby the Company obtained a non-exclusive, nontransferable worldwide license to practice the methods and to make, use, and sell, the products and/or services covered by the proprietary rights limited to the field of use of separating and recovering motor oil from high density polyethylene plastic. Under the terms of the agreement the Company agreed to pay a $50,000 non-refundable initial license fee and an additional minimum annual royalty commencing upon delivery of the first equipment to an ITEC customer, of the greater of $50,000 or 5% of the of gross sales of all products and services sold in the United States and 3% of the products or services sold in countries other than the United States. The initial license fee of $50,000 is not creditable toward the minimum annual royalty and was payable in three equal installments. The first was due upon the execution of the contract, the second on December 1, 2000 and the third on April 1, 2001. At December 31, 2000 $ 16,667 related to the December 1, 2000 payment was accrued as a liability. On April 25, 2001, Honeywell revised the payment schedule to reflect the updated delivery schedule so that the previous December 1, 2000 payment is now due May 30, 2001 and the final payment due September 30, 2001. As of December 31, 2000, the $16,667 paid and the additional $16,667 accrued have been accounted for as prepaid expenses based upon the revised agreement whereby these amounts apply only upon shipment of the first equipment systems. The amounts are not refundable and will be expensed upon shipment.

         This agreement shall automatically renew for additional one year periods after the end of the initial five year term unless written notice is given by either party of its intent to terminate the agreement. Honeywell may terminate this agreement in the event of bankruptcy or insolvency of the Company, an assignment for the benefits of creditors of the Company, the nationalization of the industry which encompasses any products or services, any suspension of payments under the terms of the agreement by government regulation, the Company's failure to commence manufacture of the agreement, a substantial change in ownership of the Company (whether resulting from merger, acquisition, consolidation or otherwise), another company or person acquiring control of the Company, or the existence of a state of war between the United States and any country where the Company has a license to manufacture products or services. In addition, if either party to the agreement defaults for any reason in any of the obligations under the terms of the agreement, the other party will have the right to terminate the agreement by giving at least 60 days written notice.

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000



(6)      Technology License, Continued

         There are no rights to sub-license granted under the terms of this agreement.

         The Company has agreed to invest in the commercial development of the technology and market for the product by committing resources at minimum in accordance with various requirements as set forth in the commercialization plan provided by the Company for consideration to Honeywell when the Company applied for the license.

         The terms of the agreement require the Company to observe all applicable United States and foreign laws, regulations, rules, and decrees with respect to the transfer of the proprietary rights and related technical data to foreign countries and failure to conform to such laws, regulations, rules and decrees may result in criminal liability.

         The $50,000 license agreement is recorded as a prepaid expense and will be recorded as an intangible asset when production begins. The intangible asset cost is being amortized over the five year initial term of the license agreement on a straight-line basis. Management's policy with respect to long-lived assets, including intangible assets, is to periodically review the carrying amounts, at least annually, to determine if there is any impairment in the carrying value. As of December 31, 2000, management believes that there is no impairment in the carrying value of any of its long-lived assets.

         The Company also agreed to pay Honeywell a $26,000 fee for engineering services and consultation related to the development of the technology. As of December 31, 2000 $13,000 had been paid with the remainder to be billed when services are performed.

Exclusive Supply Contract

         On August 30, 2000 the Company entered into an exclusive five year supply contract with Fedegari Autoklaven AG (Fedegari), an Italian equipment manufacturer. Under the terms of the agreement, the Company and Fedegari agreed that Fedegari would be the exclusive supplier of the equipment used to implement the technology licensed from Honeywell and that the Company would be the exclusive buyer of this equipment supplied by Fedegari. The Company agreed to pay Fedegari a $50,000 design fee, of which $25,000 was paid as of December 31, 2000 with the remaining $25,000 payable upon completion of the prototype. In addition, the Company has agreed to pay Fedegari $150,000 for the initial prototype model of the equipment. As of December 31, 2000, the prototype had not been completed and therefore, no liability has been provided

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

(7)      Exclusive Supply Contract, Continued

         for in the accompanying financial statements. A material commitment exists with respect to this matter.

         Future prices of the equipment, according to the terms of the contract, shall be agreed upon by the parties each year during the delivery schedule preparation process, with all future increases or decreases mutually agreed upon based upon market factors, such as equipment and material costs, competition and related matters. The exclusive provisions are subject to various performance requirements. According to the contract, the five year term will be subsequently renewed for successive periods as mutually agreed by the parties, unless a request of termination is sent by one party to the other not less than twelve months prior to the current expiration date. If the Company terminates the contract without twelve months prior notice and it decides not to continue marketing the technology system, the Company agreed to allow Fedegari the right to take over the rights to manufacture and sell the system independently. Since the Honeywell license is non-transferable this provision may not be binding and may be a misrepresentation in the contract. Contingencies exist with respect to this matter, the ultimate resolution of which cannot presently be determined.

         According to the terms of the contract, the contract shall be governed by the laws of Switzerland, without reference to principals of conflict of laws, except that the United Nations Convention or Contracts for Sale of Goods shall not apply. Both parties have agreed that the exclusive jurisdiction over any legal action arising out of or in connection with the contract shall only be brought in International Court in Geneva, Switzerland.

(8)      Receivable Related Party

         On July 5, 2000 the Company's Board of Directors approved and authorized the Company to make a loan of $250,000 to the Company's President. The loan, according to the minutes of the Board meeting, is interest only for ten years with the total principal due at the end of ten years. Interest has been waived in the year ended December 31, 2000 by the board of directors. As of December 31, 2000, $168,815 was advanced on the loan. An allowance for doubtful accounts was provided for the total advance due to lack of acceptable collateral.

                      ITEC INTERNATIONAL TECHNOLOGIES, INC.
                      -------------------------------------
                          (a Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


(9)      Litigation

         ITEC has received notice of intended legal action for collection of a disputed amount billed by Arrowchase, Inc. to ITEC for services in the amount of $9,334. This amount has been accrued as a liability in the Company financial statements as of December 31, 2000.


(10)     Agreement

         The Company has entered into an agreement with Cesmet Laboratories SRL, an Italian company for a cooperative effort in development of the General Plastic Development Program (GPDP) and the oversight of ITEC's Italian operations. The fees for this agreement are on a time and expense basis billed monthly.

(11)     Subsidiary

         On April 11, 2000, ITEC formed a wholly-owned subsidiary and incorporated it as a Delaware corporation known as ECO2 Environmental Systems. The only activity to date was the registration of a trademark for ECO2.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS


                         BEECHPORT CAPITAL CORP. (BEAH)
                  ITEC INTERNATIONAL TECHNOLOGIES, INC. (ITEC)


               PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)



         Pro Forma Financial Statements:

                  Balance Sheet                                                         P-2

                  Statements of Operations                                              P-3

                  Notes to Pro Forma Financial Statements                               P-4

                         BEECHPORT CAPITAL CORP. (BEAH)
                  ITEC INTERNATIONAL TECHNOLOGIES, INC. (ITEC)

                             PRO FORMA BALANCE SHEET
                                   (Unaudited)

                                DECEMBER 31,2000



                                                                 BEAH              ITEC           Adjustments          Combined
                                                         ------------      ------------           -----------      ------------

ASSETS

Current Assets:
      Cash                                               $         --      $    284,077           $        --      $    284,077
      Note receivable, officer net of allowance for
      Doubtful account of $168,815                                                   --
      Prepaid interest                                                           65,505                                  65,505
      Equipment deposit fee                                                      15,000                                  15,000
      Prepaid license fee                                                        33,333                                  33,333
                                                         ------------      ------------           -----------      ------------

Total Assets                                             $                 $    397,915           $        --      $    397,915
                                                         ============      ============           ===========      ============



LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
      Accounts payable and accrued expenses              $                 $     58,073           $        --      $     58,073
      Advances from stockholders                                                443,476                                 443,476
      Note payable GMA                                                        1,100,000                               1,100,000
      Accrued commissions                                                         5,027                                   5,027
                                                         ------------      ------------           -----------      ------------
        Total Current Liabilities                                             1,606,576                    --         1,606,576

Stockholders' Equity
      Common stock                                            190,688             1,000              (190,688)            1,000
      Additional paid-in capital                               13,600                   (1)          ((13,600)
      Accumulated (deficit)                                  (204,288        (1,209,661)(1)           204,288        (1,209,661)
                                                         ------------      ------------           -----------      ------------
        Total Stockholders' (Deficit)                              --        (1,208,661)                   --        (1,208,661)
                                                         ------------      ------------           -----------      ------------

Total Liabilities and Stockholders' (Deficit)            $         --      $    397,915           $        --      $    397,915
                                                         ============      ============           ===========      ============



The accompanying notes are an integral part of the proforma financial statements.

                         BEECHPORT CAPITAL CORP. (BEAH)
                  ITEC INTERNATIONAL TECHNOLOGIES, INC. (ITEC)

                       PRO FORMA STATEMENTS OF OPERATIONS
                                   (Unaudited)

                           Year Ended December 31,1999


                                                                   BEAH               ITEC        Adjustments           Combined
                                                           ------------       ------------       ------------       ------------
         REVENUE:

               Sales                                       $         --       $         --       $         --       $         --
                                                           ------------       ------------       ------------       ------------


         OPERATING EXPENSES:
               Consulting fees                                       --            120,000                               120,000
               Legal and accounting                                                 61,917                 --             61,917
               Officers salaries                                                   281,648                 --            281,648
               Travel                                                              220,560                 --            220,560
               Insurance                                                            10,153                 --             10,153
               Payroll taxes                                                        13,637                 --             13,637
               Research and development                                             39,000                 --             39,000
               Other                                                                54,379                 --             54,379
               Allowance for doubtful account                                      168,815                 --            168,815
                                                           ------------       ------------       ------------       ------------

         Operating Income                                                         (970,109)                --           (970,109)

         Other (Expenses)
               Interest (expense)                                                  (39,552)                --            (39,552)
               Debt placement cost                                                (200,000)                --           (200,000)
                                                           ------------       ------------       ------------       ------------


         Net (Loss)                                        $                  $ (1,209,661)      $                  $ (1,209,661)
                                                           ============       ============       ============       ============


         Net Income per Common Share                                                                                $       (.12)
                                                                                                                    ============

         Weighted Number of Common Shares Outstanding                                                                 10,000,000
                                                                                                                    ============





The accompanying notes are an integral part of the proforma financial statements.

                         BEECHPORT CAPITAL CORP. (BEAH)
                  ITEC INTERNATIONAL TECHNOLOGIES, INC. (ITEC)

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(1)      General

         On May 11, 2001,BEAH and ITEC completed their May 4, 2001 Share Exchange Agreement, whereby 100% of the outstanding shares of Itec was converted into a total of 6,651,987 shares of Beechport common stock. This business combination will be accounted for as a reverse acquisition.

(2)      Pro Forma Information

         The pro forma financial statements give effect to the acquisition by Beechport at the beginning of the respective periods.

(2)      Pro Forma Adjustments

         (1) This entry gives effect to eliminating Beechport stockholders' equity and giving the effect of issuing 6,651,987 of Beechport common stock pursuant to the share exchange agreement to the stockholders of ITEC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BEECHPORT CAPITAL CORP.


                                          By: /s/ Gary De Laurentiis
                                              ---------------------------------
                                              Gary De Laurentiis, President


Date:  May 29, 2001

                                 EXHIBIT INDEX


         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------

          2.1 Share Exchange Agreement dated May 4, 2001 by and between the Registrant and Itec International
                           Technologies, Inc. (filed herewith).